Exhibit 99.1

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IPAA Oil & Gas Investment Symposium
October, 2005

Producing oil & gas in the USA for the USA

[LOGO]	Producing oil & gas in the USA for the USA [GRAPHIC]

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

Safe-Harbor Statement — Except for the historical information contained herein, the matters set forth in this news release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  Cano uses “probable reserves” in this news release, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC.  Investors are urged to also consider closely the disclosure in Cano’s Form 10-KSB for the fiscal year ended June 30, 2004, available from Cano by calling 800-769-7205.  This form also can be obtained from the SEC at www.sec.gov.

WWW.CANOPETRO.COM  •  Amex: CFW

Business Model

Cano Petroleum utilizes secondary waterflood and enhanced oil recovery (EOR) techniques to produce additional oil from mature, onshore domestic oil fields

Stock Snapshot*

Amex listed	CFW
Shareholders	~6,400
Recent price	$4.15
High-low range (12 mo)	$6.40 - $3.51
Average volume (10-day)	161,230
Average volume (3-mos)	230,966
Shares outstanding	25.1 million
Market cap	$104 million
Float shares	14.3 million

*As of September 29, 2005

Stock Chart

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Company Snapshot*

Current Production	420 boepd
Current Reserves
Proven	5,523 Mboe
Probable	42,112 Mboe
Fiscal year end	June 30
Cash	$17.5MM
Debt	None
Hedge position	None

*As of September 29, 2005

Reserves

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Total Reserves	Total Acreage: 19,920

	Mboe	BT PV10
Proved	5,523	$59,551,000
Probable	42,112	$767,461,000

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Business Strategy

•                  Acquire assets suitable for EOR and with a high ratio of probable to proved reserves

•                  Convert probables to proved by applying EOR technology including waterflood and surfactant-polymers

[CHART]

Life After Waterflood:

Surfactants & Polymers

Surfactant

Cleans the oil off the rock – like Dawn in a greasy dish pan

Polymer

Spreads the flow through more of the rock

Sandstone core after waterflood –
before surfactant-polymer flood

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Sandstone cores flooded with surfactants and polymers

Surfactant alone recovers more oil, but bypasses some due to poor mobility control.	[GRAPHIC]
(ie, water with soap alone is too thin to clean all the oil)

Surfactants with polymer clean oil evenly. Good mobility control with the right surfactant = substantial oil recovery.	[GRAPHIC]
(ie, thick water with soap cleans more oil out of rock)

Nowata

FY 2006	FY 2007	FY 2008	FY 2009
Engineering and Geo. Study SHE Upgrades	Execute SP Pilot	Await Pilot Response	Probables à Proved, SP Field Development
Proved: 1,537
BOEPD: 215		4,701	3,956

Davenport

FY 2006	FY 2007	FY 2008	FY 2009
Engineering, Geological ASP Lab Studies SHE Upgrades	Execute SP Pilot	Pilot Response Prob à Proved	Field wide implementation
Proved: 484		10,527	7,622
BOEPD: 30

Desdemona

FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010
Studies SHE Upgrade WF Pilots	WF Pilot Response Prob à Proved	WF Expansion SP Lab Study	Full WF Resp. SP Pilots Prob à Proved		SP Expansion
Proved: 1,986	6,173		24,367
BOEPD: 87					8,262

Enhanced Oil Recovery – Upgrading
of Probable to Proved Reserves

[CHART]

Operations Summary

(estimated as of 8/30/2005)

Net to Cano	8/30/2005	Per net boe
Production	420 boepd
Revenue	$705k/month	$55.00
Lease OpEx	$278k/month	$21.70
Production taxes	$49k/month	$3.85
Net revenue*	$377k/month	$29.45

* Revenues, before General & Administrative expenses

Financial Summary

	2004	Q1	Q2	Q3	Q4	2005
Revenues	$7,958	$843,160	$1,454,392	$1,461,885	$1,701,203	$5,481,640
OpEx/Taxes	44,921	474,044	671,798	911,804	1,015,229	3,072,875
G&A	244,176	661,566	730,413	729,988	1,028,334	3,150,301
Non Cash Charges*	96,844	627,066	699,314	431,439	337,500	2,095,319
Net Income (Loss)	(383,206)	(1,002,207)	(788,953)	(775,281)	(823,235)	(3,389,676)

* One-time charges: deferred compensation, preferred stock expense – for complete detail see 10K, June 30, 2005

Funding Activities to Date

Date	Shares	Price		Proceeds
May 04	666,667	$3.00		$2,000,000
June-Aug 04	1,800,000	$3.75		$6,750,000
Mar 05	1,350,000	$3.75		$5,062,500
Sept 05	2,603,864	$4.14	*	$10,780,000
Sept 05	2,100,000	$4.14	**	$8,694,000

*current market price  **$0.16 premium to market price

Net Assets vs. Shares Issued

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Corporate Strategy FY2006-2009

•                    Increase production/cash flow

•                    Convert probable reserves to proved

•                  implement waterflood at Desdemona

•                  testing and launch of Nowata SP project

•                  apply SP at Davenport

•                  drill infill wells at Rich Valley

•                  horizontal drill and apply SP at Putnam

•                    Acquire additional properties that fit business model

Asset Development Plan
Fiscal Year 2006

Davenport	$1.4M	47 boepd – PDNP, SP evaluation, and $488K for 7.5% RWI
Rich Valley	$3.7M	140 boepd – drill 7 infill wells, PDNP, Waterflood eval. and SH&E upgrades. Proves infill program.
Nowata	$4.0M	58 boepd – SP chemistry and pilot, PDNP, SH&E. Proves SP reserves.
Desdemona	$3.7M	354 boepd – waterflood pilots, PDNP, gas sales, SWD facility, reservoir characterization. Proves waterflood resv.
Putnam	$0.8M	48 boepd, prove up horizontal well technology, SP chemistry evaluation
Total	$13.6M	Incremental 647 boepd production, proves additional 10.9 Mboe reserves with a PV10 of $247M.

Implied Equity Valuation

Recent stock price	$4.15/share
Shares outstanding	25.1 million
Equity market capitalization	$104 million
Proved reserves (boe)	5.5 million
Probable reserves (boe)	42.1 million
PV10 all reserves at $56.54	$827 million
Cash	$17.5 million
Implied equity value	$33.65/share

50% Discount = $16.82/share

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© Cano Petroleum Inc, 2005